UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  April 3, 2007
                                                ------------------------

                Morgan Stanley Home Equity Loan Trust 2007-2
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                         (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
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              (Exact name of depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
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               (Exact name of sponsor as specified in its charter)


   Delaware                  333-130694-24                 13-3939229
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(State or other            (Commission                  (IRS Employer
jurisdiction of            File Number                  Identification No.
incorporation of           of issuing entity)           of depositor)
depositor)


1585 Broadway, New York, New York                             10036
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(Address of principal executive offices               (Zip Code of depositor)
        of depositor

Registrant's telephone number, including area code      (212) 761-4000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On April 3, 2007, Morgan Stanley ABS Capital I Inc. (the "Depositor") caused the issuance of the Morgan Stanley Home Equity Loan Trust 2007-2 Mortgage Pass-Through Certificates, Series 2007-2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Countrywide Home Loans Servicing LP, as a servicer, Saxon Mortgage Services, Inc., as a servicer, Wells Fargo Bank, National Association, as master servicer, securities administrator and a servicer, First NLC Financial Services, LLC, as responsible party and Deutsche Bank National Trust Company, as trustee. The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $846,247,000 were sold to Morgan Stanley & Co. Incorporated (the "Underwriter") pursuant to an Underwriting Agreement, dated as of April 2, 2007, by and between the Depositor and the Underwriter.

      The Class X and Class P Certificates were sold to Morgan Stanley Mortgage Capital Inc. (the "Sponsor") on April 3, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act.

      The Class R and Class RX Certificates were sold to MS&Co. on April 3, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Class X, Class P, Class R and Class RX Certificates were applied to the purchase of the mortgage loans from the Sponsor.

      Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.     Financial Statements, Pro Forma Financial Information and
               Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated April 2, 2007, among the Depositor and the Underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of March 1, 2007, by and among the Depositor, as depositor, Countrywide Home Loans Servicing LP, as a servicer, Saxon Mortgage Services, Inc., as a servicer, Wells Fargo Bank, National Association, as master servicer, securities administrator and a servicer, First NLC Financial Services, LLC, as responsible party and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 The Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of March 1, 2006, by and between First NLC Financial Services, LLC and the Sponsor (included as Exhibit O to Exhibit 4).

Exhibit 10.2 The Accredited Assignment, Assumption and Recognition Agreement, dated as of April 3, 2007, by and between Accredited Home Lenders, Inc., Aames Capital Corporation, the Sponsor and the Depositor (included as Exhibit Q to Exhibit 4).

Exhibit 10.3 The Eighth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of August 1, 2006, by and between Accredited Home Lenders, Inc. and the Sponsor (included as Exhibit Q to Exhibit 4).

Exhibit 10.4 The Amendment and Joinder to the Eighth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of December 21, 2006 among Accredited Home Lenders, Inc, Aames Capital Corporation and the Sponsor (included as Exhibit Q to
               Exhibit 4).

Exhibit 10.5 The Wilmington Assignment, Assumption and Recognition Agreement, dated as of April 3, 2007, by and between Wilmington Finance Inc., AIG Federal Savings Bank, the Sponsor and the Depositor (included as Exhibit R to Exhibit 4).

Exhibit 10.6 The Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of December 1, 2005, by and between Wilmington Finance Inc., AIG Federal Savings Bank and the Sponsor (included as Exhibit R to Exhibit 4).

Exhibit 10.7 The Fourth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of July 1, 2006, by and between Wilmington Finance Inc. and the Sponsor (included as Exhibit R to
               Exhibit 4).

Exhibit 10.8 ISDA Master Agreement, dated as of April 3, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, as master servicer and securities administrator (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.9 Schedule to the Master Agreement, dated as of April 3, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, as master servicer and securities administrator (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.10 Credit Support Annex, dated April 3, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, as master servicer and securities administrator (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.11 Confirmation, dated April 3, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, as master servicer and securities administrator (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.12 Guarantee, dated April 3, 2007, by Morgan Stanley (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.13 Countrywide Amendment Regulation AB, dated as of January 26, 2006, by and among Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP and the Sponsor (included as part of Exhibit CC to Exhibit 4).

Exhibit 10.14 Representations and Warranties Agreement, dated as of April 3, 2007, by and between the Depositor and the Sponsor (included as part of Exhibit DD to Exhibit 4).

Exhibit 10.15 Interest Rate Cap Agreement, dated April 3, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, as master servicer and securities administrator (included as part of Exhibit EE to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 18, 2007                      MORGAN STANLEY ABS CAPITAL I
                                          INC.




                                          By: /s/ Steven Shapiro
                                              ----------------------------
                                              Name: Steven Shapiro
                                              Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.          Description                                  Electronic (E)
-----------          -----------                                  --------------

1                    Underwriting Agreement, dated April 2,            (E)
                     2007, among the Depositor and the
                     Underwriter.

4                    Pooling and Servicing Agreement, dated            (E)
                     as of March 1, 2007, by and among the
                     Depositor, as depositor, Countrywide Home
                     Loans Servicing LP, as a servicer, Saxon
                     Mortgage Services, Inc., as a servicer,
                     Wells Fargo Bank, National Association, as master servicer, securities administrator and a servicer, First NLC Financial
                     Services, LLC, as responsible party and
                     Deutsche Bank National Trust Company, as trustee.

10.1                 The Second Amended and Restated Mortgage          (E)
                     Loan Purchase and Warranties Agreement,
                     dated as of March 1, 2006, by and between First NLC Financial Services, LLC and the
                     Sponsor (included as Exhibit O to Exhibit
                     4).

10.2                 The Accredited Assignment, Assumption and         (E)
                     Recognition Agreement, dated as of April 3,
                     2007, by and between Accredited Home
                     Lenders, Inc., Aames Capital Corporation, the Sponsor and the Depositor (included as Exhibit Q to Exhibit 4).

10.3                 The Eighth Amended and Restated Mortgage          (E)
                     Loan Purchase and Warranties Agreement,
                     dated as of August 1, 2006, by and between Accredited Home Lenders, Inc. and the
                     Sponsor (included as Exhibit Q to Exhibit
                     4).

10.4                 The Amendment and Joinder to the Eighth           (E)
                     Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of December 21, 2006 among Accredited Home
                     Lenders, Inc, Aames Capital Corporation and the Sponsor (included as Exhibit Q to
                     Exhibit 4).

10.5                 The Wilmington Assignment, Assumption and         (E)
                     Recognition Agreement, dated as of April 3,
                     2007, by and between Wilmington Finance
                     Inc., AIG Federal Savings Bank, the Sponsor and the Depositor (included as Exhibit R to Exhibit 4).

10.6                 The Third Amended and Restated Mortgage           (E)
                     Loan Purchase and Warranties Agreement,
                     dated as of December 1, 2005, by and
                     between Wilmington Finance Inc., AIG
                     Federal Savings Bank and the Sponsor
                     (included as Exhibit R to Exhibit 4).

10.7                 The Fourth Amended and Restated Mortgage          (E)
                     Loan Purchase and Warranties Agreement,
                     dated as of July 1, 2006, by and between Wilmington Finance Inc. and the Sponsor
                     (included as Exhibit R to Exhibit 4).

10.8                 ISDA Master Agreement, dated as of April 3,       (E)
                     2007, by and between Morgan Stanley Capital
                     Services Inc., the swap provider, and Wells
                     Fargo Bank, National Association, as master servicer and securities administrator
                     (included as part of Exhibit Y to Exhibit 4) .

10.9                 Schedule to the Master Agreement, dated as        (E)
                     of April 3, 2007, by and between Morgan
                     Stanley Capital Services Inc., the swap
                     provider, and Wells Fargo Bank, National
                     Association, as master servicer and
                     securities administrator (included as part of Exhibit Y to Exhibit 4).

10.10                Credit Support Annex, dated April 3, 2007,        (E)
                     by and between Morgan Stanley Capital
                     Services Inc., the swap provider, and Wells
                     Fargo Bank, National Association, as master servicer and securities administrator
                     (included as part of Exhibit Y to Exhibit
                     4).

10.11                Confirmation, dated April 3, 2007, by and         (E)
                     between Morgan Stanley Capital Services
                     Inc., the swap provider, and Wells Fargo
                     Bank, National Association, as master
                     servicer and securities administrator
                     (included as part of Exhibit Y to Exhibit
                     4).

10.12                Guarantee, dated April 3, 2007, by Morgan         (E)
                     Stanley (included as part of Exhibit Y to Exhibit 4).

10.13                Countrywide Amendment Regulation AB, dated        (E)
                     as of January 26, 2006, by and among
                     Countrywide Home Loans, Inc., Countrywide
                     Home Loans Servicing LP and the Sponsor
                     (included as part of Exhibit CC to Exhibit
                     4).

10.14                Representations and Warranties Agreement,         (E)
                     dated as of April 3, 2007, by and between the Depositor and the Sponsor (included as part of Exhibit DD to Exhibit 4).

10.15                Interest Rate Cap Agreement, dated April 3,       (E)
                     2007, by and between Morgan Stanley Capital
                     Services Inc., the swap provider, and Wells
                     Fargo Bank, National Association, as master servicer and securities administrator
                     (included as part of Exhibit EE to Exhibit
                     4).